UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2008

U. S. Precious Metals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Celebration Boulevard, Suite A, Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (407) 566-9310

        N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01

Other Events

On September 15, 2008, U. S. Precious Metals, Inc. (the "Company") issued a press release regarding the determination (as indicated in the report of Applied Minerals) that proven reserves exist in the Company’s concession in Southern Michoacan, Mexico.

.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(C) Exhibit 99.1.  U.S. Precious Metals, Inc. September 15, 2008 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

U.S. Precious Metals, Inc.

(Registrant)

/s/ M. Jack Kugler

_______________________________

M. Jack Kugler, CEO

Date:  September 15, 2008

Exhibit 99.1

U.S. Precious Metals, Inc. September 15, 2008 Press Release

U.S. Precious Metals Announces Proven Gold, Silver and Copper Reserves Found In Mexican Mining Concession

CELEBRATION, Fla., September 15, 2008 (MARKET WIRE) -- U.S. Precious Metals, Inc. (USPR.OB OTCBB) ("USPR"), CEO and Chairman of the Board, M. Jack Kugler, announced today that the results of the drilling campaign initiated in February 2008, have determined that there are proven and probable reserves in USPR’s mining concession in Southern Michoacan, Mexico. Mr. Kugler stated that he is extremely pleased with the results thus far, and is quite optimistic as the drilling campaign continues.

Applied Minerals, hired by USPR to provide an NI 43-101 Compliant Ore Reserve Report, has indicated that there is sufficient drill and assay information to provide a proven reserve figure for the drilling completed thus far. The veins represent an estimated 5 acre area of the 42,000 acre concession.  Several other veins have been identified on the concession and are targeted for drilling

The veins currently referred to as La Sabila Veins 1 and 2 in Applied Minerals’ Ore Reserve Report have dimensions at the surface of 200 feet long, 400 feet deep and 9.4 feet wide for Vein 1 and 200 feet long, 400 feet deep and 9.4 feet wide for Vein 2, based on data collected from 8 drill holes.  A proven reserve of 199,200 tons has been calculated for these two veins.  Assays of  Vein 1 taken in hole 5 and hole 6 give a weighted average of 0.394 opt gold, 1.22 opt silver and 0.576% copper.  Assays of  Vein 2 taken in hole 5 and hole 6 give a weighted average of 0.171 opt gold, 1.06 opt silver and 1.08% copper.  The vein in hole 3 appears to be the same vein system from the proven reserve found between holes 5 and 6.  Currently, La Sabila Veins 1 and 2 remain open on all three sides.

Vein 1

Proven reserve calculations: (200’ x 400’ x 9.4’) (0.15 tons/ft3) = 112,800 tons

112,800 tons @ 0.394 opt Au = 44,443 oz

112,800 tons @ 1.22 opt Ag = 137,616 oz

112,800 tons @ 0.576 % Cu = 650 tons

Vein 2

Proven reserve calculations: (200’ x 400’ x 7.2’) (0.15 tons/ft3) = 86,400 tons

86,400 tons @ 0.171 opt Au = 14,774 oz

86,400 tons @ 1.06 opt Ag = 91,584 oz

86,400 tons @ 1.08 % Cu = 933 tons

Total Proven reserves: 199,200 tons

59,217 oz Au x $755.70/oz =  $44,750,286

229,200 oz Ag x $10.75/oz  = $2,463,900

  1583 tons Cu x $6280/ton = $9,941,240

                     Total = $57,155,426

Below is a probable ore resource calculation (of the same vein system) as it extends to the northeast and southwest of holes 5 and 6.  The extension of the vein systems on strike and down dip adds another $312,720,205 to the resource estimate.  The depth of Vein 1 and 2 has not been determined and the above calculations are based on what we have discovered thus far.  Veins 1 and 2 could be considerably deeper than our observations.

Vein 1

Probable resource calculations: (1000’ x 400’ x 10’) (0.15 tons/ft3) = 600,000 tons

600,000 tons @ 0.394 opt Au = 236,400 oz

600,000 tons @ 1.22 opt Ag = 732,000 oz

600,000 tons @ 0.576 % Cu = 3,456 tons

Vein 2

Probable resource calculations: (1000’x 400’x 7.5’) (0.15 tons/ft3) = 327,038 tons

327,038 tons @ 0.171 opt Au = 55,923 oz

327,038 tons @ 1.06 opt Ag = 346,660 oz

327,038 tons @ 1.08% Cu = 3,532 tons

Total probable resource: 763,088 tons

292,323 oz Au x $755.70/oz =    $263,169,500

1,078,600 oz Ag x $10.75/oz =   $11,594,950

    6,988 tons Cu x $6280/ton = $43,846,640

                       Total =  $318,611,090

Drilling in hole #5 indicates a series of 3 or 4 parallel veins that lie to the northwest and 1 parallel vein to the southeast of veins 1 and 2.  These veins have not been seen nor mapped at the surface. These additional veins have been intersected in drill holes 8 and 9.  The vein in hole 3 is expected to be intersected in hole 9.

Michael Floersch, the Chief Executive Officer of Applied Minerals is a “Qualified Professional Person” under the NI 43-101 Canadian certification requirements.

About U.S. Precious Metals

U.S. Precious Metals, Inc. is a gold exploration company operating in Mexico through its wholly owned Mexican subsidiary, U.S. Precious Metals de Mexico. U.S. Precious Metal's common stock is quoted on the OTC Bulletin Board under the symbol "USPR."

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to U.S. Precious Metals, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Registration Statement on Form SB-2, as amended, and its Annual Report on Form 10-K, for the year ended May 31, 2008. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect.

SOURCE: U.S. Precious Metals, Inc.

CONTACT:          U.S. Precious Metals, Inc.

                  M. Jack Kugler, CEO, 407-566-9310

                  www.usprgold.com

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